EXHIBIT 32.1


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of Comtech Group, Inc. f/k/a Trident Rowan Group, Inc. (the "Company") on Form 10-Q/A for the quarter ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey Kang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.


/s/ Jeffrey Kang
-------------------------------
Name:  Jeffrey Kang
Title: Chief Executive Officer

September 17, 2004


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